UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2018

OSIRIS THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32966	71-0881115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7015 Albert Einstein Drive, Columbia, Maryland	21046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (443) 545 - 1800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors

Effective September 7, 2018, David L. White, and effective September 11, 2018, Uwe Sommer, each resigned as a Director of Osiris Therapeutics, Inc. (the “Company”).  Neither Mr. White’s nor Mr. Sommer’s resignation was caused by any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Mr. Sommer resigned to pursue a business opportunity in the consumer goods industry that does not permit him to continue his Board activities with the Company.

Appointment of Director

On September 11, 2018, the Board of Directors of the Company (the” Board”), upon recommendation of its Nominating Committee, appointed Mr. Charles A. Reinhart, C.P.A, M.B.A., as a Director.  Mr. Reinhart will serve as the Chairperson for the Company’s Audit Committee.

Mr. Reinhart is currently the Chief Financial Officer of Pacira Pharmaceuticals, Inc.  Prior to joining Pacira, Mr. Reinhart served as Chief Financial Officer of Covis Pharmaceuticals, Inc., Archimedes Pharma Ltd. and PharmAthene, Inc. He has also held senior financial roles at Millennium Pharmaceuticals, Inc., Cephalon, Inc. and several early-stage life sciences companies. Mr. Reinhart earned his Bachelor of Science degree from Lehigh University and his MBA from the Wharton School of the University of Pennsylvania. Mr. Reinhart has 30 plus years of experience building and managing finance and accounting organizations, raising capital, managing risks and implementing corporate development initiatives.

Mr. Reinhart will be entitled to receive the compensation received by Board members under the Company’s standard compensation policy and practices, which are described under the caption “Corporate Governance and Board Matters - Compensation of Directors” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on May 11, 2018, as may be adjusted by the Board from time to time. Mr. Reinhart does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OSIRIS THERAPEUTICS, INC.

Dated: September 11, 2018	By:	/s/ JASON KEEFER
Jason Keefer
Interim President and Chief Executive Officer